                                                                     Exhibit 3.2

                                  QUEBEC [logo]


                            CERTIFICATE OF AMENDMENT


                             COMPANIES ACT, PART IA
                                (S.R.Q., c. C-38)


               I hereby certify that the company


               LE GROUPE JEAN COUTU (PJC) INC.


               has amended its articles on SEPTEMBER 10, 2002, under Part IA of the Companies Act, as indicated in the articles of amendment attached herewith.


               REGISTERED ON SEPTEMBER 10, 2002
               UNDER ENTERPRISE NUMBER 1143240183


[seal]
INSPECTOR GENERAL OF                            [signed] R. S. Turcotte
FINANCIAL INSTITUTIONS               Inspector General of Financial Institutions
QUEBEC [logo]
E030J13G81L01SA

[logo]  Government of Quebec
        INSPECTOR GENERAL
        OF FINANCIAL INSTITUTIONS

                                                  Form 5
                                                  ARTICLES OF AMENDMENT
                                                  Companies Act, S.R.Q., c. C-38
                                                  Part 1A

1  Name

LE GROUPE JEAN COUTU (PJC) INC. / THE JEAN COUTU GROUP (PJC) INC.

2 / / Amendment of articles under sections 123.140 and following of the Companies Act

3  The articles of the company are amended as follows:


The articles of the Company are amended by the provisions of Schedule "A" attached herewith, said Schedule forming an integral part of this Form 5.


4  Effective date, if later than that on    5  Name (or enterprise number) prior
   which the documents are filed (see          to the amendment, if different
   instructions)                               than the one mentioned in
                                               section 1

          See Schedule "A"                         N/A

If the space provided is insufficient, include an appendix in two (2) copies.


Signature of
authorised director                      [signed] Yvon Bechard
                        --------------------------------------------------------

________________________________________________________________________________
For official use only                                       C-215 (Rev. 2001-03)


Government of Quebec
Filed on
Sep. 10 2002
Inspector General of Financial Institutions

                                  SCHEDULE "A"

Form 5, Part 1A of the Companies Act (S.R.Q. 1977 c. C-38) - Articles of amendment


Schedule "A" of the articles of amendment of Le Groupe Jean Coutu (PJC) Inc. - The Jean Coutu Group (PJC) Inc. (the "Company") amending the articles of continuance dated January 27, 1986 of the Company as amended by articles of amendment dated August 8, 1986, October 9, 1986, February 14, 1992 and September 18, 2000. This Schedule "A" forms an integral part of the articles of amendment of the Company.

2. Article 5 of the articles of continuance of the Company, as amended by articles of amendment dated August 8, 1986, October 9, 1986, February 14, 1992 and September 18, 2000, is amended as follows:

        "The share capital of the Company, comprised of (i) an unlimited number of Class "A" subordinate shares, without par value, (ii) un unlimited number of Class "B" shares, without par value, and (iii) an unlimited number of Class "C" shares, without par value, that may be issued in one or more series is, as of 5:01 P.M. on September 25, 2002, amended by:

        (a) the subdivision of each issued and outstanding Class "A" subordinate share without par value of the Company into two (2) Class "A" subordinate shares without par value, with the result that each shareholder of record as at September 25, 2002 at the close of business will receive one Class "A" subordinate share for each Class "A" subordinate share held; and

        (b) the subdivision of each issued and outstanding Class "B" share without par value of the Company into two (2) Class "B" shares without par value, with the result that each shareholder of record as at September 25, 2002 at the close of business will receive one Class "B" share for each Class "B" share held."

                                  QUEBEC [logo]


                            CERTIFICATE OF AMENDMENT


                             COMPANIES ACT, PART IA
                                (S.R.Q., c. C-38)


               I hereby certify that the company


               LE GROUPE JEAN COUTU (PJC) INC.


               has amended its articles on SEPTEMBER 18, 2000, under Part IA of the Companies Act, as indicated in the articles of amendment attached herewith.


               REGISTERED ON SEPTEMBER 18, 2000
               UNDER ENTERPRISE NUMBER 1143240183


[seal +logo]
Government of Quebec                            [signed] R. S. Turcotte
INSPECTOR GENERAL OF                 Inspector General of Financial Institutions
FINANCIAL INSTITUTIONS
E830J13G81L01SA

[logo]  Government of Quebec
        INSPECTOR GENERAL
        OF FINANCIAL INSTITUTIONS

                                                  Form 5
                                                  ARTICLES OF AMENDMENT
                                                  Companies Act, S.R.Q., c. C-38
                                                  Part 1A

1  Name

LE GROUPE JEAN COUTU (PJC) INC. / THE JEAN COUTU GROUP (PJC) INC.

2 / / Amendment of articles under sections 123.140 and following of the Companies Act

3  The articles of the company are amended as follows:


The articles of the Company are amended by the provisions of Schedule "A" attached herewith, said Schedule forming an integral part of this Form 5.


4  Effective date, if later than that       5  Name (or enterprise number) prior
   on which the documents are filed (see       to the amendment, if different
   instructions)                               than the one mentioned in
                                               section 1
           See Schedule "A"


If the space provided is insufficient, include an appendix in two (2) copies.

Signature of
authorised director                     [signed] Yvon Bechard
                       ---------------------------------------------------------

________________________________________________________________________________
For official use only                                         C-215 (Rev. 07-99)


Government of Quebec
Filed on
Sep. 18 2000
Inspector General of Financial Institutions

                                  SCHEDULE "A"

Form 5, Part IA of the Companies Act (S.R.Q. 1977 c. C-38) - Articles of
Amendment


Schedule "A" of the articles of amendment of Le Groupe Jean Coutu (PJC) Inc. - The Jean Coutu Group (PJC) Inc. (the "Company") amending the articles of continuance dated January 27, 1986 of the Company as amended by articles of amendment dated August 8, 1986, October 9, 1986 and February 14, 1992. This Schedule "A" forms an integral part of the articles of amendment of the Company.

I. Article 5 of the articles of continuance of the Company, as amended by articles of amendment dated August 8, 1986, October 9, 1986 and February 14, 1992, is amended as follows:

        "The share capital of the Company, comprised of (i) an unlimited number of Class "A" subordinate shares, without par value, (ii) un unlimited number of Class "B" shares, without par value, and (iii) an unlimited number of Class "C" shares, without par value, that may be issued in one or more series is, as of 5:01 P.M. on September 29, 2000, amended by:

        (a) the subdivision of each issued and outstanding Class "A" subordinate share without par value of the Company into two (2) Class "A" subordinate shares without par value, with the result that each shareholder of record as at September 29, 2000 at the close of business will receive one Class "A" subordinate share for each Class "A" subordinate share held; and

        (b) the subdivision of each issued and outstanding Class "B" share without par value of the Company into two (2) Class "B" shares without par value, with the result that each shareholder of record as at September 29, 2000 at the close of business will receive one Class "B" share for each Class "B" share held."

                                  QUEBEC [logo]


                            CERTIFICATE OF AMENDMENT


                             COMPANIES ACT, PART IA
                                (S.R.Q., c. C-38)


               I hereby certify that the company


               LE GROUPE JEAN COUTU (PJC) INC.


               has amended its articles on SEPTEMBER 9, 1997, under Part IA of the Companies Act, as indicated in the articles of amendment attached herewith.


               REGISTERED ON SEPTEMBER 9, 1997
               UNDER ENTERPRISE NUMBER 1143240183


[seal +logo]
Government of Quebec                                 [signed]
INSPECTOR GENERAL OF                 Inspector General of Financial Institutions
FINANCIAL INSTITUTIONS
N230J13G81L02JA

[logo]  Government of Quebec
        INSPECTOR GENERAL
        OF FINANCIAL INSTITUTIONS

                                                  Form 5
                                                  ARTICLES OF AMENDMENT
                                                  Companies Act, S.R.Q., c. C-38
                                                  Part 1A

1  Name

LE GROUPE JEAN COUTU (PJC) INC.

2 / / Amendment of articles under sections 123.140 and following of the Companies Act

3  The articles of the company are amended as follows:

Section 3 of the articles of continuance of the Company, dated January 27, 1986, are amended as follows:

The maximum number of directors is increased to twenty (20).


4  Effective date, if later than that       5  Name (or enterprise number) prior
   on which the documents are filed (see       to the amendment, if different
   instructions)                               than the one mentioned in
                                               section 1

                   N/A                         N/A

If the space provided is insufficient, include an appendix in two (2) copies.

Signature of
authorised director                      [signed] Yvon Bechard
                      ----------------------------------------------------------

________________________________________________________________________________
For official use only                                         C-215 (Rev. 05-95)


Government of Quebec
Filed on
Sep. 9 1997
Inspector General of Financial Institutions

[logo]  Government of Quebec                   CERTIFICATE OF AMENDMENT
        INSPECTOR GENERAL                      Companies Act
        OF FINANCIAL INSTITUTIONS              (R.S.Q., c. C-38)


                                               Part IA


                    I HEREBY CERTIFY THAT THE COMPANY


                    LE GROUPE JEAN COUTU (PJC) INC.


                    HAS AMENDED ITS ARTICLES, UNDER PART IA OF THE COMPANIES ACT, AS INDICATED IN THE ARTICLES OF AMENDMENT ATTACHED HEREWITH.


                    DATED 1992 02 14


[seal +logo]
Government of Quebec                 [signed] Jean-Marie Bouchard
INSPECTOR GENERAL OF                 Inspector General of Financial Institutions
FINANCIAL INSTITUTIONS    1331-7433

[logo]  Government of Quebec
        INSPECTOR GENERAL
        OF FINANCIAL INSTITUTIONS

                                                           Form 5
                                                           ARTICLES OF AMENDMENT
                                                           Companies Act
                                                           Part 1A

1  Name or enterprise number

LE GROUPE JEAN COUTU (PJC) INC.
THE JEAN COUTU GROUP (PJC) INC.

2  The articles of the company are amended as follows:

Section 5 of the articles of continuance of the Company are amended in accordance with the provisions of Schedule "A" attached herewith, which forms an integral part of this Form 5. The said provisions will be effective on March 4, 1992, at 8:00 A.M., Montreal time.


3  Effective date, if later than that on       4  Name (or enterprise number)
   which the documents are filed (See             prior to the amendment, if
   instructions)                                  different than the one
                                                  mentioned in section 1

                   N/A                                       N/A


Signature of                                   Function of
authorised director     [signed] Jean Coutu    signatory          Director
                     -------------------------               -------------------

________________________________________________________________________________
For official use only                                                  1331-7433

[logo]
Government of Quebec
Filed on
Feb. 14 1992
Inspector General of Financial Institutions

                                  SCHEDULE "A"

Form 5, Part 1A of the Companies Act (S.R.Q. 1977 c. C-38) - Articles of amendment

Schedule "A" of the articles of amendment of Le Groupe Jean Coutu (PJC) Inc. - The Jean Coutu Group (PJC) Inc. (the "Company") amending the articles of continuance dated January 27, 1986 of the Company as amended by articles of amendment dated August 8, 1986. This Schedule "A" forms an integral part of the articles of amendment of the Company.

I.

II. Article 5 of the articles of continuance of the Company, as amended by articles of amendment dated August 8, 1986, is amended as follows:

        "The share capital of the Company, comprised of (i) an unlimited number of Class "A" subordinate shares, without par value, (ii) un unlimited number of Class "B" shares, without par value, and (iii) an unlimited number of Class "C" shares, without par value, that may be issued in one or more series is amended by:

        (a) the subdivision of each issued and outstanding Class "A" subordinate share without par value of the Company into two (2) Class "A" subordinate shares without par value;

        (b) the subdivision of each issued and outstanding Class "B" share without par value of the Company into two (2) Class "B" shares without par value.

        Such that, upon receipt of the certificate of amendment ratifying these articles of amendment, the share capital of the company shall be comprised of (i) an unlimited number of class "A" subordinate shares without par value, (ii) an unlimited number of class "B" shares without par value and (iii) an unlimited number of class "C" shares without par value which may be issued in one or more series, including 18,458,000 class "A" subordinate shares without par value, and 34,000,000 Class "B" shares without par value which shall be issued and outstanding as fully paid-up and not subject to calls.

        The authorised share capital of the company and all of the rights, privileges, conditions and limitations attached to restricted class "A" shares without par value, to class "B" shares without par value and to class "C" shares without par value as a class are as follows.

        ARTICLE 1 - AUTHORISED SHARE CAPITAL

        The company is hereby authorised to issue (i) an unlimited number of restricted class "A" shares without par value (the "class "A" subordinate shares"), (ii) an unlimited number of class "B" shares without par value (the "class "B" shares") and (iii) an unlimited number of class "C" shares without par value, which may be issued in one or more series (the "class "C" preferred shares").

        ARTICLE 2 - CLASS "A" SUBORDINATE SHARES

        The rights, privileges, conditions and limitations attached to class "A" subordinate shares are as follows:

        2.1 VOTING RIGHTS - Subject to the provisions of the Companies Act of the Province of Quebec (R.S.Q., 1977 chapter C-38) and the regulations adopted pursuant to this Act (the "Act"), holders of class "A" subordinate shares shall be entitled to receive notices of meetings and to attend and vote at any annual or special shareholders' meetings of the company. Each class "A" subordinate share grants its holder the right to one vote, which may be exercised personally or by proxy.

        2.2 DIVIDENDS - Subject to the preference rights of holders of class "C" shares and of shares of any other class enjoying a preference ahead of class "A" subordinate shares in relation to dividends, and subject to the rights of class "B" shareholders described hereinafter, the holders of class "A" subordinate shares shall be entitled to receive and the company may declare and pay out a dividend on such shares out of company funds properly allocated to the payment of dividends, upon resolution by the board of directors of the company (the "board of directors"). The rate of such dividend shall be determined by the board of directors. Cheques issued by the company or its duly appointed agent for such purpose, drawn from a bank listed at schedule A or schedule B of the Bank Act (CANADA) (the "Bank Act") and payable at any branch of such bank within Canada, shall be issued in payment of such dividends to the holders of class "A" subordinate shares entitled thereto. The posting of these cheques shall release and discharge the company from any liability in relation to such dividends up to the amount of any sums represented thereby, unless these cheques are not honoured upon presentation. Subject to any relevant law to the contrary, the amount of any dividend represented by cheque which has not been presented for payment within six years following its issue or which otherwise remains unclaimed for a period of six years commencing on the date when it was declared payable and allocated for payment, shall revert to the company.

                No dividend shall be declared payable on class "A" subordinate shares unless a dividend of an equal amount per share has been simultaneously declared and paid in relation to class "B" shares, which at such time are issued and outstanding.

        2.3 LIQUIDATION; WINDING-UP - In the event of liquidation or winding-up of the company, whether voluntary or forced, or any other distribution of assets of the company among shareholders for the purposes of winding-up the company business, class "A" subordinate shareholders shall be entitled to receive, in proportion to the number of class "A" subordinate shares which they respectively hold, and after payment by the company to class "C" shareholders and shareholders of any other class ranking ahead of class "A" subordinate shareholders for purposes of division of company assets further to liquidation or winding-up, any sums declared payable in accordance with the following terms, for each class "A" subordinate share: (i) an amount equal to the average, per class "A" subordinate share, of amounts allocated to the issued and outstanding share capital account kept for class "A" subordinate shares, in addition to, based on the number of class "A" subordinate shares which they respectively hold, (ii) any dividends declared on class "A" subordinate shares which remain unpaid at the time of distribution.

                Furthermore, class "A" subordinate shareholders and class "B" shareholders shall be entitled to share and share alike, pari passu, the remaining assets of the company without preference or distinction, in proportion to the number of shares which they respectively hold.

        2.4     EXCHANGE RIGHT -

                2.4.1 Unless the context indicates otherwise, for the purposes of article 2.4,

                        (a) "transfer agent" shall mean the transfer agent, appointed from time to time, for class "A" subordinate shares;

                        (b) "control" of a body corporate shall mean beneficial control, either directly through the holding of shares or other securities, or indirectly by way of a trust or contract, or by holding securities in any other body corporate or otherwise;

                        (c) "bid date" with respect to any bid shall mean the date when a bid is made;

                        (d) "Jean Coutu" shall mean Mr Jean Coutu, the incumbent chairman of the board of directors and president and chief executive officer of the company as of the date hereof;

                        (e) "Coutu family" shall mean Jean Coutu and his successors, heirs and assigns, or any one of them or any body corporate controlled by any one of them;

                        (f) "associate" shall mean the relationship between a person and (i) a body corporate in which the person holds shares or securities carrying more than 10% of voting rights attached to all issued securities, (ii) a partner of such person , (iii) the trust or estate in which he or she has a substantial beneficial interest equivalent to that of an owner or with respect to which he serves as a trustee, testamentary executor or in a similar capacity;

                        (g)     "offeror" shall mean any person who makes a bid;

                        (h) "bid" shall mean a takeover bid, a bid by way of an exchange of securities or an issuer bid (as defined by the SECURITIES ACT (Quebec), as amended or re-enacted from time to time) for the purpose of purchasing class "B" shares. However, a bid does not include an exempt bid.

                                (i)     "exempt bid" shall mean:

                                        (A)     a bid made to any holders of
                                        class "B" shares which is concurrently
                                        offered at the same price and subject to identical conditions, to all holders of class "A" subordinate shares whose most recent address in the company share register is in Canada.

                                        (B)     a bid to purchase all or some of
                                        the issued and outstanding class "B"
                                        shares on the bid date, provided the
                                        price offered for each class "B" share
                                        shall not exceed 115% of the reference
                                        price for class "A" subordinate shares.
                                        The "reference price" shall be as
                                        defined at article 187 of the regulation adopted pursuant to the Securities Act (Quebec) in force and effect as of the date hereof, or

                                        (C)     a bid made by any member of the
                                        Coutu Family to any other member of the
                                        Coutu Family;

                        (j) "person" shall mean a physical person, association, partnership, government or a body corporate;

                        (k) "body corporate" shall mean any entity with a legal personality, including partnerships and trusts, notwithstanding its place of business or form of incorporation;

                        (l) "majority shareholder" shall mean, from time to time, any holder of class "B" shares who, on such date, owns or controls, directly or indirectly, in any manner whatsoever (including, but without limitation, through bodies corporate or trust bodies or otherwise) outstanding shares of any class of the company which allows them to exercise more than 50% of the voting rights attached to outstanding shares of all classes of voting shares of the company as of such date.

                        Any notice, document or certificate which must be executed by the majority shareholder for the purposes of this article 2.4 shall be deemed properly executed provided that, on the date of execution of such notice, document or certificate, the relevant person owns or controls the majority of shares then held by the majority shareholder. Any such notice, document or certificate executed in such manner shall be binding upon all majority shareholders.

                2.4.2 Subject to the following sub-paragraphs of this article 2.4, where any bid is made, any class "A" subordinate share may be exchanged into a class "B" share commencing on the bid date, in the entire discretion of the holder, but solely for the purposes of allowing this holder to accept the bid.

                        The exercise of the exchange right attached to class "A" subordinate shares shall be subject to acceptance of the bid by the majority shareholder and such acceptance shall be deemed a condition precedent to the exchange.

                2.4.3 The exchange right with respect to class "A" subordinate shares provided for at this article 2.4.2 may be exercised by written notice delivered to the company at its head office or to the transfer agent for class "A" subordinate shares. For such purpose, delivery to any office of the transfer agent where the transfer of class "A" subordinate shares may be made shall be deemed valid. Such notice shall be accompanied by a certificate or certificates representing the class "A" subordinate shares which the holder wishes to exchange for class "B" shares, and shall be executed by the holder or his representative, specifying the number of class "A" subordinate shares which the holder wishes to convert into class "B" shares. Where only some of the class "A" subordinate shares represented by a certificate accompanying the notice are marked for exchange, the holder shall receive, at company expense, a new certificate describing the class "A" subordinate shares in the certificate which were delivered in the foregoing manner, and which may not be exchanged.

                2.4.4 Where a holder of class "A" subordinate shares sends the notice of intent to exchange described at article 2.4.3, the transfer agent shall be deemed the agent of such holder for the purposes of the bid and for the purposes of taking any measures necessary to complete acceptance of the bid on behalf of such holder, subject to article
                        2.4.12. The execution of any acceptance form accompanying the bid by a holder of class "A" subordinate shares and proper delivery to the transfer agent, accompanied by any certificates representing such shares, shall be deemed valid delivery by such holder to the transfer agent of the notice of intent to exchange.

                2.4.5 Where any exchange of class "A" subordinate shares is made by a holder pursuant to article 2.4.2, the company shall ensure that the transfer agent issues a certificate representing class "B" shares resulting from such exchange in the name of such transfer agent.

                2.4.6 The right of any holder of class "A" subordinate shares to exchange his shares for class "B" shares pursuant to article 2.4.2 is deemed to have been exercised, and the holder of class "A" subordinate shares which are to be exchanged is deemed to be a holder of class "B" shares for the purposes of the bid, on the date of delivery of any certificate representing class "A" subordinate shares which are to be exchanged, accompanied by the written notice referred to at article 2.4.3, notwithstanding any delay in the issuance of any certificates representing class "B" shares for which such class "A" subordinate shares have been exchanged pursuant to the bid, subject to the other provisions of article 2.4.

                2.4.7 Following the issuance of a class "B" share certificate in the name of the transfer agent in his capacity as agent acting on behalf of any holder pursuant to article 2.4.5, the transfer agent may, in his discretion, or where applicable, further to the holder's written instructions, take any measures necessary to finalize acceptance of such bid on behalf of such holder, including filing such certificate and any other document required with the depository further to terms of the bid. In this regard, the transfer agent may, in his discretion, make a notation on any such certificate or attach a written notice thereto stating that class "B" shares represented by such certificate are subject to certain limitations and conditions, i.e. those set forth at article 2.4.8, 2.4.9 and 2.4.10 hereof.

                2.4.8 Notwithstanding articles 2.4.2 to 2.4.7, where the transfer agent receives written notice from the majority shareholder prior to the expiration date of any bid stating that the majority shareholder does not intend to accept the bid,

                        (a) the exchange right described at article 2.4.2 shall be deemed never to have been exercised;

                        (b) the transfer agent shall no longer be deemed to be acting on behalf of class "A" subordinate shareholders for the purposes of accepting the bid;

                        (c) the class "A" subordinate shares exchanged for class "B" shares on or prior to such date shall be deemed never to have been exchanged and shall consequently continue to be deemed class "A" subordinate shares. This also applies to any shares already received and paid for by the offeror pursuant to terms of the bid; and

                        (d) the transfer agent shall take any necessary measures to ensure that any holders of the class "A" subordinate shares which are deemed never to have been exchanged shall receive any relevant certificates representing such class "A" subordinate shares and make the necessary entries in the company shareholders' register to give full and force and effect to the foregoing.

                2.4.9 In relation to any bid, where the offeror, for any reason whatsoever, does not take delivery of the shares described in the bid and does not pay the price therefor or, where the offeror accepts delivery of a lower number of shares deposited for purposes of acceptance of the bid and only pays for such reduced number, and notwithstanding the provisions of articles 2.4.2 to 2.4.7,

                        (a) the class "A" subordinate shares exchanged for class "B" shares for the purposes of the bid which have not been received and paid for shall be deemed never to have been exchanged into class "B" shares and shall continue to be deemed class "A" subordinate shares, and

                        (b) the transfer agent shall take any necessary measures to ensure that any deemed holders of class "A" subordinate shares which are deemed never to have been exchanged shall receive any certificates necessary representing class "A" subordinate shares and shall make all necessary and relevant entries in the company shareholders' register to give force and effect to the foregoing.

                2.4.10 Any class "B" shares resulting from the exchange of class "A" subordinate shares for the purposes of acceptance of a bid shall allow holders one vote per share, notwithstanding the provisions of 3.1. and shall be deemed to be class "A" subordinate shares, notwithstanding the exchange, with respect to the rights of holders to receive any dividend paid on shares of the company up until the date where the offeror has taken delivery and paid the bid price or, where applicable, after such date in the case of paid-up and delivered class "A" subordinate shares which fall within the scope of article 2.4.8.

                2.4.11 Any monies paid by an offeror for shares, and received by the transfer agent acting in his capacity as agent for holders of class "A" subordinate shares, shall be paid by the transfer agent to each class "A" subordinate shareholder based on a pro rata of shares held immediately prior to the exchange.

                2.4.12 Any holder class "A" subordinate shares shall be entitled to give written instructions to the transfer agent acting on his behalf to exercise any right of such holder in relation to the bid, including the right to withdraw securities deposited in response to the bid, or where applicable, the right to accept or refuse any subsequent bid placed following an initial bid.

                2.4.13 Any costs and expenses incurred by the transfer agent in the performance of the foregoing provisions shall be paid by the company.

                2.4.14 The transfer agent shall send written notice to holders of class "A" subordinate shares immediately following the bid date, which shall substantially reproduce the contents of articles 2.4.1 to 2.4.13. Such notice shall be accompanied by any other document or form which the company or transfer agent deems, in its discretion, useful or necessary for the purpose of allowing holders of class "A" subordinate shares to exercise their rights further to such provisions.

        2.5 RANK OF CLASS "A" SUBORDINATE SHARES - Class "A" subordinate shares shall take preference (i) for purposes of payment of dividends, after class "C" shares and shares of any other class ranking ahead of Class "A" subordinate shares, and PARI PASSU with class "B" shares (ii) for purposes of repayment of capital and the payment of any declared but unpaid dividend during any distribution further to liquidation or winding-up of the company, after class "C" shares and the shares of any other class ranking ahead of Class "A" subordinate shares and PARI PASSU with class "B" shares (iii) for purposes of dividing the remaining assets of the company in the event of liquidation or winding-up, PARI PASSU with class "B" shares.

        ARTICLE 3 - CLASS "B" SHARES

        The rights, privileges, conditions and limitations attached to class "B" shares are as follows.

        3.1 VOTING RIGHTS - Subject to the Act and the provisions hereof, the holders of class "B" shares shall be entitled to receive notices of meetings and to attend and vote at any annual or special shareholder meetings of the company. Each class "B" share shall confer upon its holder the right to 10 votes which may be exercised in person or by proxy, subject to article 2.4.10.

        In the event that the Coutu Family, as defined at article 2.4.1 (e) ceases to be the beneficial owner, directly or indirectly in any manner whatsoever, (including, without restricting the generality of the foregoing, through bodies corporate, trusts or otherwise) of outstanding shares in the company of any class whatsoever which allows it to exercise more than 50% of the voting rights attached to the outstanding shares of all classes of voting shares in the share capital of the company, all class "B" shares shall immediately cease to carry 10 votes per share and each class "B" share as of such date shall only carry one vote per share, the whole without any further formal requirement or measure to be taken by the company.

        3.2 DIVIDENDS - Subject to the preference rights of holders of class "C" shares and shares of any other class ranking ahead of class "B" shares with respect to dividends, and subject to the rights of holders of restricted class "A" shares described hereinafter, the holders of class "B" shares shall be entitled to receive and the company may declare and pay out a dividend on such shares out of company funds properly allocated to the payment of dividends, upon resolution by the board of directors of the company. The rate of such dividend shall be determined by the board of directors. Cheques issued by the company or its duly appointed agent for such purpose, drawn from a bank listed at schedule A or schedule B of the Bank Act, and payable at any branch of such bank within Canada, shall be issued in payment of such dividends to the holders of class "B" shares entitled thereto. The posting of these cheques shall release and discharge the company from any liability in relation to such dividends up to the amount of any sums represented thereby, unless these cheques are not honoured upon presentation. Subject to any relevant law to the contrary, the amount of any dividend represented by cheque which has not been presented for payment within six years following its issue or which otherwise remains unclaimed for a period of six years commencing on the date when it was declared payable and allocated for payment, shall revert to the company.

                No dividend shall be declared payable on class "B" shares unless a dividend of an equal amount per share has been simultaneously declared and paid in relation to class "A" subordinate shares, which at such time are issued and outstanding.

        3.3 EXCHANGE RIGHT - In accordance with this article 3, the holder of any class "B" shares shall be entitled, in his discretion and from time to time, to exchange all or some of the class "B" shares which he holds for class "A" subordinate shares which are fully paid-up and not subject to call as follows, i.e. (1) one class "A" subordinate share for each class "B" share exchanged.

                (a) The exercise of this exchange right shall be subject to approval, where required, at the time of the exchange by any stock exchange where class "A" subordinate shares are listed in addition to the approval of any securities commission or other similar body whose approval is required.

                (b) The exchange of one or more class "B" shares into class "A" subordinate shares shall be made by delivery of certificates representing the class "B" shares exchanged, by their respective holders at any time during normal business hours, (i) to any office of any transfer agent of the company where class "B" shares may be transferred or, where there is no transfer agent,
                (ii) at the head office of the company, addressed to the secretary of the company and in any event accompanied by a written document confirming receipt in a form deemed satisfactory by the company, duly executed by the registered holder of class "B" shares exchanged or by proxy duly authorised in writing (the authenticity of the aforesaid signature shall be certified in the form and manner required by the board of directors at the relevant time). Further to such document, the class "B" shareholder shall elect to exchange all or solely some of the class "B" shares registered in his name. Where a holder elects to exchange solely a portion of the class "B" shares registered in his name, the company shall issue and deliver or ensure that such delivery be made to such holder, at company expense, of a new certificate representing the class "B" shares which have not yet been included as part of the exchange.

                (c) As soon as practicable after delivery of any class "B" share intended for purposes of exchange as provided for hereunder, the company shall issue and deliver or shall ensure that delivery be made to the holder of class "B" shares so delivered, one or more certificates issued in his name or any other name which may be disclosed to the company by such holder, representing the number of class "A" subordinate shares fully paid-up and not subject to call, to which this holder is entitled further to the exchange. This exchange shall be deemed made at the closing time for business on the date where the certificates representing the exchanged class "B" shares shall have been delivered for purposes of exchange. Where upon such date the authorisations referred to at article 3.3 (a) have yet to be obtained, the rights of a class "B" shareholder as a holder of such shares shall cease upon the date the authorizations are granted, such that the person entitled to receive the restricted class "A" shares further to the exchange shall be deemed for all purposes to be the registered holder of such class "A" subordinate shares at such time.

                (d) The registered holder of class "B" shares on the reference date elected by the company for the purposes of determining class "B" shareholders entitled to receive dividends declared on such class "B" shares shall be entitled to receive such dividend notwithstanding the fact that the class "B" shares which he holds have been exchanged for class "A" subordinate shares in accordance with the foregoing terms and conditions, after the reference date but prior to the date of payment of such dividend. Furthermore, the holders of class "A" subordinate shares issued further to the exchange shall be entitled to rank PARI PASSU with the registered holders of any other class "A" subordinate share in connection with any dividends declared payable to holders of class "A" subordinate shares registered on the relevant reference date, provided always that such reference date is later than the exchange date.

                (e) No subdivision or consolidation of (i) class "A" subordinate shares or (ii) class "B" shares may be carried out, unless, as the case may be (i), class "B" shares or (ii) class "A" subordinate shares are subdivided or consolidated in an identical manner.

                (f) The issue of certificates representing class "A" subordinate shares issued further to a class "B" share exchange into class "A" subordinate shares shall be subject to no charge to holders of class "B" shares carrying out such exchange. However, the company shall not be liable nor subject to pay any taxes which may be imposed upon the person receiving such class "A" subordinate shares issued further to the exchange.

                (g) Any and all class "B" shares exchanged into class "A" subordinate shares further to the foregoing provisions shall be cancelled.

                (h) At the time of the exchange, the issued and paid-up share capital account kept for class "B" shares shall be reduced and the issued and paid-up share capital account for class "A" subordinate shares shall be increased in amounts equal to the result obtained by dividing (i) the product obtained by multiplying the amount appearing in the issued and paid-up share capital account kept for class "B" shares, by the number of class "B" shares exchanged by (ii) the aggregate number of issued and outstanding class "B" shares immediately prior to such exchange.

        3.4 LIQUIDATION; WINDING-UP - In the event of liquidation or winding-up of the company, whether voluntary or forced, or any other distribution of assets of the company among shareholders for the purposes of winding up the company business, class "B" shareholders shall be entitled to receive, in proportion to the number of class "B" shares which they respectively hold, and after payment by the company to class "C" shareholders and shareholders of any other class ranking ahead of class "B" shareholders for purposes of division of company assets further to liquidation or winding-up, any sums declared payable in accordance with the following terms, for each class "B" share:
                (i) an amount equal to the average, per class "B" share, of amounts allocated to the issued and outstanding share capital account kept for class "B" shares, in addition to, based on the number of class "B" shares which they respectively hold, (ii) any dividends declared on class "B" shares which remain unpaid at the time of distribution.

                        Furthermore, class "B" shareholders and class "A"
                subordinate shareholders shall be entitled to share and share alike, pari passu, the remaining assets of the company without preference or distinction, in proportion to the number of shares which they respectively hold.

        3.5 RANK OF CLASS "B" SHARES - Class "B" shares shall take preference (i) for purposes of payment of dividends, after class "C" shares and shares of any other class ranking ahead of class "B" shares, and PARI PASSU with class "A" subordinate shares
                (ii) for purposes of repayment of capital and the payment of any declared but unpaid dividend during any distribution further to liquidation or winding-up of the company, after class "C" shares and the shares of any other class ranking ahead of class "B" shares and PARI PASSU with class "A" subordinate shares (iii) for purposes of dividing the remaining assets of the company in the event of liquidation or winding-up, PARI PASSU with class "A" subordinate shares.

        3.6     ISSUANCE OF CLASS "B" SHARES -

                3.6.1 Where any class "B" shares remain outstanding, the company may only issue class "A" subordinate shares provided the holders of class "B" shares consent thereto by special resolution (as defined at article 3.6.5), unless at the time of issuance and in the manner determined by the board of directors, class "B" shareholders are granted the option to subscribe in proportion to the number of class "B" shares they respectively hold (but not including fractions, subject however to article 3.6.2), to a number of class "B" shares such that, were class "B" shareholders to subscribe to all class "B" shares to which they are entitled, the percentage of voting rights attached to issued and outstanding class "B" shares immediately after such subscription, expressed as a ratio of aggregate voting rights attached to all issued and outstanding shares immediately following the issuance of class "A" subordinate shares, would remain the same as immediately prior to such issuance, failing which compensation for each class "B" share shall be paid which is equal to the amount that the company has paid into the issued and paid-up share capital account kept for class "A" subordinate shares for each of the class "A" subordinate shares which it issues at such time.

                3.6.2 The right to subscribe to class "B" shares in accordance with article 3.6.1 may not be assigned, except between holders of class "B" shares at the time any bid is made pursuant to article 3.6.1.

                3.6.3 In the event of issuance of class "A" subordinate shares further to the exercise of options or subscription rights granted by the company, the latter shall offer such subscription rights to the class "B" shareholders referred to at article 3.6.1 upon expiration of the stipulated period to exercise such options or subscription rights. The compensation payable for the issuance of each class "B" share shall consequently be equal to the amount the company pays into the issued and paid-up share capital account reserved for class "A" subordinate shares as compensation for each class "A" subordinate shares issued further to the exercise of such options or subscription rights.

                3.6.4   The right to subscribe to class "B" shares further to
                        article 3.6 shall, however, not apply to the issuance of class "A" subordinate shares:

                        (a)     as share dividends;

                        (b)     solely to employees of the company; or

                        (c) further to the exchange of class "B" shares for class "A" subordinate shares pursuant to article 3.3.

                3.6.5 For the purposes of article 3.6.1, the expression "special resolution" shall mean a resolution adopted by at least two thirds (2/3) of the votes expressed at a meeting of class "B" shareholders duly convened for such purpose. The formalities to observe with respect to service of the notice of meeting of class "B" shareholders, in addition to the conduct of the meeting and quorum requirements shall comply with the company by-laws governing special shareholder meetings.

        ARTICLE 4 - CLASS "C" SHARES

        The rights, privileges, conditions and limitations attached to class "C" shares as a class are as follows.

        4.1 ISSUANCE IN SERIES - (a) Subject to the provisions of the Act, class "C" shares may, from time to time, be issued in one or more series. The board of directors may from time to time, in their entire discretion, prior to share issuance, determine the number and the description of shares of each series of class "C" shares in addition to the rights, privileges, conditions and limitations attached to the shares of any such series of class "C" shares, including, without restricting the generality of the foregoing (i) the rate and amount of such dividends, the date and place for payment of such dividends, and the date commencing upon which such dividends shall carry interest (ii) the rate or the amount of the premium payable to their respective holders in the event of purchase or redemption, and the date commencing upon which shares of a series may be subject to redemption, in addition to the method of purchase or redemption (iii) the conditions applicable to any share purchase options programme in relation to one or more series (iv) the conditions applicable to any sinking fund created for the benefit of shareholders of one or more series (v) the description of shares within any given series (vi) the share exchange rights applicable to any particular series of shares or any other series or other class of shares of the share capital of the company.

                (b) The rights, privileges, conditions and limitations attached to each class "C" share series shall be determined, for each series, by resolution of the board of directors, who may create such series prior to the issuance of any class "C" share of any such series. The issuance of class "C" shares shall be subject to approval by board of directors' resolution evidenced by a certificate of amendment referring to the amendment which creates the share series. Any such resolution of the board of directors shall not be subject to ratification by the shareholders.

                (c) Notwithstanding any provision to the contrary contained herein, any share of any class "C" share series shall carry the same voting rights, conditions and limitations with respect to voting.

                (d) Notwithstanding any contrary provision contained herein, where amounts payable as dividends, repayment of capital or premium on the repayment of capital are not paid in full, the shares of all "C" class series shall participate in the amounts payable proportionately to the sums which would be payable in the event of full payment.

        4.2 VOTING RIGHTS - Subject to the provisions of the Act, class "C" shareholders as a class are not entitled to receive notices of meetings nor to assist or vote at either annual or special shareholders' meetings of the company .

        4.3 RANK OF CLASS "C" SHARES WITH RESPECT TO DIVIDENDS - Class "C" shares shall take preference as a class with respect to the payment of dividends, ahead of class "A" subordinate shares, ahead of class "B" shares and ahead of shares of any other class which ranks after class "C" shares with respect to dividends and each series shall rank PARI PASSU with any other series for the purpose of receiving dividends.

        4.4 RANK OF CLASS "C" SHARES IN THE EVENT OF LIQUIDATION OR WINDING-UP - Class "C" shares as a class shall take preference with respect to repayment of the capital and payment of any declared dividend which remains unpaid at the time of distribution, in the event of liquidation or winding-up, ahead of class "A" subordinate shares, ahead of class "B" shares and ahead of shares of any other class ranking after class "C" shares. The shares of this series shall rank PARI PASSU with shares of any other class "C" share series.

        4.5 LIQUIDATION; WINDING-UP - In the event of either voluntary or forced liquidation or winding-up of the company business, or any other division of assets of the company among its shareholders for the purposes of liquidating its business, the holders of class "C" shares as a class shall be entitled to receive, prior to any distribution of assets of the company to holders of class "A" subordinate shares, class "B" shares or shares of any other class ranking after class "C" shares with respect to distribution of company assets in the event of liquidation or winding-up, sums which are due and owing to them pursuant hereto, a sum equal to the issue price of such shares or, where such shares are redeemable, a sum equal to the redemption price in force and effect at the time of distribution and (i) in the case of any class "C" cumulative share dividends remaining unpaid (whether declared or not) up until the date of distribution or (ii) in the case of non-cumulative class "C" share dividends, any and all non-cumulative declared dividends which remain unpaid as of the date of distribution.

                Class "C" shares do not grant holders any other right to participate in the profits or assets of the company.

        4.6     CREATION OR ISSUANCE OF ADDITIONAL SERIES-
                Further to the creation or issuance of an initial series of class "C" shares, the board of directors of the company may not create or issue any further class "C" shares series unless, on the date of creation or issuance as the case may be, (i) any and all cumulative dividends payable up until the most recently completed financial period inclusively has been declared and paid or earmarked for payment to each series of issued and outstanding class "C" cumulative dividend shares and (ii) any non-cumulative declared and unpaid dividends have been paid or earmarked for payment with respect to any non-cumulative dividend class "C" share series which are issued and outstanding.

        4.7 OTHER TERMS AND CONDITIONS - Upon creation of any class "C" share series, the board of directors may grant to any such series any other right, privilege, condition or limitation which they deem appropriate and which is not contrary to the rights, privileges, conditions and limitations attached to any class "C" shares as a class.

        ARTICLE 5 - AMENDMENT TO THE ARTICLES

        5.1 AMENDMENT - Shareholders of any class or, subject to article 5.5, of the series, are entitled to vote separately with respect to proposed amendments to the articles of the company for the following purposes:

                (a) change the maximum authorised number of shares of such class and to increase the maximum authorised number of shares of any other class which grants rights or privileges which are equal or superior;

                (b) have exchanged, re-classified or cancelled all or some of the shares of such class in a prejudicial manner;

                (c) extend, modify or repeal rights, privileges, conditions or limitations attached to the shares of such class, including but not limited to,

                (i) revoking or amending the right to accumulated or cumulative dividends in a prejudicial manner,

                (ii) extending, revoking or amending redemption rights in a prejudicial manner,

                (iii) reducing or revoking a preference related to dividends or liquidation, or

                (iv) extending, revoking or modifying in a prejudicial manner rights related to conversion, options, voting rights, transfers, pre-emptive or acquisition rights of securities or provisions related to sinking funds;

                (d) increase rights or privileges of shares of another class which grants rights or privileges equal to or superior to those of such class;

                (e) create a new share class which is equal or superior to those of such class;

                (f) render equal or superior to shares of such class the shares of a class which grants lesser rights or privileges;

                (g) have exchanged in a prejudicial manner all or some of the shares of another class against shares of such class and create a right for such purpose; or

                (h) restrict the issuance, transfer or ownership of shares of such class or modifying or revoking such restrictions.

        5.2 VOTING RIGHTS - Article 5.1 shall apply even where shares of the class grant no voting rights further to company articles, as amended from time to time. Where a meeting of shareholders of a specific class is held pursuant to article 5, the shareholders of a class entitled to vote pursuant to article 5 shall have one vote per share.

        5.3 SEPARATE RESOLUTIONS - The adoption of any amendment to the articles under article 5.1 is subject to approval by separate resolution voted by shareholders of each class entitled to vote pursuant to article 5.1. Any approval of the holders of any class of shares which is required pursuant to the provisions of article 5 shall be deemed to have been validly given where it is contained in a resolution adopted by at least three quarters (3/4) of the votes expressed at a special meeting of shareholders of such class, convened for such purpose by at least fourteen (14) days notice, and where the holders of at least five percent (5%) of outstanding shares of such class are present in person or represented by proxy, constituting thereby the quorum. If the holders of at least five percent (5%) of outstanding shares of such class are not present or represented by proxy thirty (30) minutes after the time scheduled for the meeting, the meeting shall be adjourned to a later date which falls at least five days later and at least two days prior notice of such adjourned meeting shall be given. At any such adjourned meeting, the holders of such shares in such class present in person or represented by proxy may transact business for which the meeting was initially convened and a resolution adopted by such meeting by at least three quarters (3/4) of votes expressed shall constitute approval of the holders of such class of shares mentioned hereinabove for the purposes of article 5, whether the quorum referred to SUPRA is present or not at the time of the adjourned meeting. Any approval granted in accordance with the provisions of this article 5.3 shall bind all holders of any such share class.

        5.4     EFFECT OF APPROVAL - The procedure provided for at articles 5.1,
                5.2 and 5.3 shall be deemed a compromise or arrangement and allow the filing of articles of amendment without any further requirement to satisfy formalities set forth in the Act which relate to compromises and arrangements.

        5.5 VOTING BY SERIES - The holders of shares of any given series shall not be entitled to vote separately, as provided under article 5, except with respect to draft amendments described above which affect that particular series and not the class as a whole.

        ARTICLE 6 - CONVERSION OF COMMON SHARES

        Any and all common shares of the share capital of the company which are issued and outstanding immediately prior to these articles of amendment, i.e. 1,000,000 shares, are hereby converted into 20,000,000 class "B" shares of the share capital of the company, i.e. 20 class "B" shares for each common share, such class "B" shares having the rights and privileges and being subject to the conditions and limitations described in the foregoing articles.

        ARTICLE 7 - CANCELLATION OF SHARES

        Any and all common shares of the share capital of the company which have not been issued immediately prior to these articles of amendment are hereby cancelled."

III. Article 6 of the articles of continuance of the company entitled "Restrictions on share transfers, where applicable", and Schedule II which form an integral part of the articles of continuance of the company are hereby replaced by the following:

        "There are no restrictions to transfers of shares of the share capital of the company".

IV. Article 8 of the articles of continuance of the company entitled "Other provisions" and Schedule III which form an integral part of the articles of continuance of the company are hereby amended by the repeal of paragraphs 1 and 2 of Schedule III. Schedule III hereinafter shall only be comprised of paragraph 3.

[logo]  Government of Quebec                            CERTIFICATE OF AMENDMENT
        INSPECTOR GENERAL                               Companies Act
        OF FINANCIAL INSTITUTIONS                       (R.S.Q., c. C-38)


                                                        Part IA


                        I HEREBY CERTIFY THAT THE COMPANY

                        LE GROUPE JEAN COUTU (PJC) INC.


                        HAS AMENDED ITS ARTICLES, UNDER PART IA OF THE COMPANIES ACT, AS INDICATED IN THE ARTICLES OF AMENDMENT ATTACHED HEREWITH.


                        DATED 1986 10 09


[seal +logo]
Government of Quebec                        [signed] Jean-Marie Bouchard
INSPECTOR GENERAL OF                 Inspector General of Financial Institutions
FINANCIAL INSTITUTIONS    1331-7433

[logo]  Government of Quebec
        INSPECTOR GENERAL
        OF FINANCIAL INSTITUTIONS

                                                           Form 5
                                                           ARTICLES OF AMENDMENT
                                                           Companies Act
                                                           Part IA

1  Name or enterprise number

LE GROUPE JEAN COUTU (PJC) INC. - THE JEAN COUTU GROUP (PJC) INC.

2  The articles of the company are amended as follows:

The articles of the company are amended by the provisions in Schedule "A" attached herewith, said Schedule forming an integral part of this Form 5.


3  Effective date, if later than          4  Name (or enterprise number) prior
   that on which the documents are           to the amendment, if different than
   filed (See instructions)                  the one mentioned in section 1


Signature of                                         Function of
authorised director      [signed] Yvon Martineau     signatory      Director
                      ------------------------------              --------------
                             Yvon Martineau

________________________________________________________________________________
For official use only                                                 1331-7433

[logo]
Government of Quebec
Filed on
1986 10 09
Inspector General of Financial Institutions

                                  SCHEDULE "A"

Schedule "A" of the articles of amendment (Form 5) dated October 9, 1986 of LE GROUPE JEAN COUTU (PJC) INC. (the "Company"). This Schedule "A" forms an integral part of the articles of amendment of LE GROUPE JEAN COUTU (PJC) INC.

Form 5 - Articles of amendment

1. Section 2 of the articles of amendment dated August 8, 1986, as well as Schedule "A" forming an integral part thereof, is hereby amended by the redesignation of "Class A subordinate shares" to "Class A subordinate voting shares".

[logo]  Government of Quebec                            CERTIFICATE OF AMENDMENT
        INSPECTOR GENERAL                               Companies Act
        OF FINANCIAL INSTITUTIONS                       (R.S.Q., c. C-38)


                                                        Part IA


                        I HEREBY CERTIFY THAT THE COMPANY


                        LE GROUPE JEAN COUTU (PJC) INC.

                        AND ITS VERSION

                        THE JEAN COUTU GROUP (PJC) INC.


                        HAS AMENDED ITS ARTICLES, UNDER PART IA OF THE COMPANIES ACT, AS INDICATED IN THE ARTICLES OF AMENDMENT ATTACHED HEREWITH.


                        DATED 1986 08 08


[seal +logo]
Government of Quebec                          [signed] Jean-Marie Bouchard
INSPECTOR GENERAL OF                 Inspector General of Financial Institutions
FINANCIAL INSTITUTIONS

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[logo]  Government of Quebec
        INSPECTOR GENERAL
        OF FINANCIAL INSTITUTIONS
                                                           Form 5
                                                           ARTICLES OF AMENDMENT
                                                           Companies Act
                                                           Part IA

1  Name or enterprise number

"LE GROUPE JEAN COUTU (PJC) INC." and, in its English version, "THE JEAN COUTU GROUP (PJC) INC."

2  The articles of the company are amended as follows:

The articles of the company are amended by the provisions in Schedule "A" attached herewith, said Schedule forming an integral part of this Form 5.


3  Effective date, if later than that     4  Name (or enterprise number) prior
   on which the documents are filed          to the amendment, if different than
   (See instructions)                        the one mentioned in section 1

                 N/A                               SERVICES FARMICO INC.


Signature of                                Function of  Director, President and
authorised director   [signed] Jean Coutu   signatory    Chief Executive Officer
                    -----------------------            -------------------------

________________________________________________________________________________
For official use only                                                  1331-7433

[logo]
Government of Quebec
Filed on
1986 08 08
Inspector General of Financial Institutions


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                                  SCHEDULE "A"

Schedule A of the articles of amendment (form 5) of SERVICES FARMICO INC., (the "company"), dated August 8, 1986. This schedule A forms an integral part of the articles of amendment of SERVICES FARMICO INC.

Form 5 - Articles of Amendment

I. Article 1 of the articles of continuance of the company, dated January 27, 1986, (the "articles of continuance") entitled "Company name or registration number" is hereby replaced as follows:

        "LE GROUPE JEAN COUTU (PJC) INC." and, in its English version, "THE JEAN COUTU GROUP (PJC) INC."

II. Article 5 of the articles of continuance of the company entitled "Description of the share capital" and Schedule I, which form an integral part of the articles of continuance of the company, are hereby amended as follows:

        "The authorised share capital of the company, comprised of an unlimited number of common shares, without par value (the "common shares"), including 1,000,000 issued and outstanding common shares as of the date hereof, all of which are fully paid-up and not subject to calls, is hereby amended as follows:

        (a) by the creation of (i) an unlimited number of class "A" subordinate shares, without par value, (ii) an unlimited number of class "B" shares without par value, and (iii) an unlimited number of class "C" shares without par value which may be issued in one or more series;

        (b) by the conversion of any and all issued and outstanding common shares as of the date hereof, i.e. 1,000,000 common shares, into 20,000,000 class "B" shares without par value, based on a conversion ratio of 20 class "B" shares without par value for each issued and outstanding common share. The class "B" shares without par value shall have the rights and privileges and be subject to the conditions and restrictions set forth in these articles of amendment; and

        (c) by the cancellation of any unissued common shares in the share capital of the company.

        Such that, upon receipt of the certificate of amendment ratifying these articles of amendment, the share capital of the company shall be comprised of (i) an unlimited number of class "A" subordinate shares without par value, (ii) an unlimited number of class "B" shares without par value and (iii) an unlimited number of class "C" shares without par value which may be issued in one or more

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                                       - 2 -

        series, including 20,000,000 class "B" shares without par value, which shall be issued and outstanding as fully paid-up and not subject to calls.

        The authorised share capital of the company and all of the rights, privileges, conditions and limitations attached to restricted class "A" shares without par value, to class "B" shares without par value and to class "C" shares without par value as a class are as follows.

        ARTICLE 1 - AUTHORISED SHARE CAPITAL

        The company is hereby authorised to issue (i) an unlimited number of restricted class "A" shares without par value (the "class "A" subordinate shares"), (ii) an unlimited number of class "B" shares without par value (the "class "B" shares") and (iii) an unlimited number of class "C" shares without par value, which may be issued in one or more series (the "class "C" preferred shares").

        ARTICLE 2 - CLASS "A" SUBORDINATE SHARES

        The rights, privileges, conditions and limitations attached to class "A" subordinate shares are as follows:

        2.1 VOTING RIGHTS - Subject to the provisions of the Companies Act of the Province of Quebec (R.S.Q., 1977 chapter C-38) and the regulations adopted pursuant to this Act (the "Act"), holders of class "A" subordinate shares shall be entitled to receive notices of meetings and to attend and vote at any annual or special shareholders' meetings of the company. Each class "A" subordinate share grants its holder the right to one vote, which may be exercised personally or by proxy.

        2.2 DIVIDENDS - Subject to the preference rights of holders of class "C" shares and of shares of any other class enjoying a preference ahead of class "A" subordinate shares in relation to dividends, and subject to the rights of class "B" shareholders described hereinafter, the holders of class "A" subordinate shares shall be entitled to receive and the company may declare and pay out a dividend on such shares out of company funds properly allocated to the payment of dividends, upon resolution by the board of directors of the company (the "board of directors"). The rate of such dividend shall be determined by the board of directors. Cheques issued by the company or its duly appointed agent for such purpose, drawn from a bank listed at schedule A or schedule B of the Bank Act (S.C., 1980-81-82, chapter 40) (the "Bank Act") and payable at any branch of such bank within Canada, shall be issued in payment of such dividends to the holders of class "A" subordinate shares entitled thereto. The posting of these cheques shall release and discharge the company from any liability in relation to such dividends up to the amount of any sums represented thereby, unless these cheques are not honoured upon presentation. Subject

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                                       - 3 -

                to any relevant law to the contrary, the amount of any dividend represented by cheque which has not been presented for payment within six years following its issue or which otherwise remains unclaimed for a period of six years commencing on the date when it was declared payable and allocated for payment, shall revert to the company.

                No dividend shall be declared payable on class "A" subordinate shares unless a dividend of an equal amount per share has been simultaneously declared and paid in relation to class "B" shares, which at such time are issued and outstanding.

        2.3 LIQUIDATION; WINDING-UP - In the event of liquidation or winding-up of the company, whether voluntary or forced, or any other distribution of assets of the company among shareholders for the purposes of winding-up the company business, class "A" subordinate shareholders shall be entitled to receive, in proportion to the number of class "A" subordinate shares which they respectively hold, and after payment by the company to class "C" shareholders and shareholders of any other class ranking ahead of class "A" subordinate shareholders for purposes of division of company assets further to liquidation or winding-up, any sums declared payable in accordance with the following terms, for each class "A" subordinate share: (i) an amount equal to the average, per class "A" subordinate share, of amounts allocated to the issued and outstanding share capital account kept for class "A" subordinate shares, in addition to, based on the number of class "A" subordinate shares which they respectively hold, (ii) any dividends declared on class "A" subordinate shares which remain unpaid at the time of distribution.

                Furthermore, class "A" subordinate shareholders and class "B" shareholders shall be entitled to share and share alike, pari passu, the remaining assets of the company without preference or distinction, in proportion to the number of shares which they respectively hold.

        2.4     EXCHANGE RIGHT -

                2.4.1 Unless the context indicates otherwise, for the purposes of article 2.4,

                        (a) "transfer agent" shall mean the transfer agent, appointed from time to time, for class "A" subordinate shares;

                        (b) "control" of a body corporate shall mean beneficial control, either directly through the holding of shares or other securities, or indirectly by way of a trust or contract, or by holding securities in any other body corporate or otherwise;

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                                       - 4 -

                        (c) "bid date" with respect to any bid shall mean the date when a bid is made;

                        (d) "Jean Coutu" shall mean Mr Jean Coutu, the incumbent chairman of the board of directors and president and chief executive officer of the company as of the date hereof;

                        (e) "Coutu family" shall mean Jean Coutu and his successors, heirs and assigns, or any one of them or any body corporate controlled by any one of them;

                        (f) "associate" shall mean the relationship between a person and (i) a body corporate in which the person holds shares or securities carrying more than 10% of voting rights attached to all issued securities, (ii) a partner of such person , (iii) the trust or estate in which he or she has a substantial beneficial interest equivalent to that of an owner or with respect to which he serves as a trustee, testamentary executor or in a similar capacity;

                        (g)     "offeror" shall mean any person who makes a bid;

                        (h) "bid" shall mean a takeover bid, a bid by way of an exchange of securities or an issuer bid (as defined by the SECURITIES ACT (Quebec), as amended or re-enacted from time to time) for the purpose of purchasing class "B" shares. However, a bid does not include an exempt bid.

                                (i)     "exempt bid" shall mean:

                                        (A)     a bid made to any holders of
                                        class "B" shares which is concurrently
                                        offered at the same price and subject to identical conditions, to all holders of class "A" subordinate shares whose most recent address in the company share register is in Canada.

                                        (B)     a bid to purchase all or some of
                                        the issued and outstanding class "B"
                                        shares on the bid date, provided the
                                        price offered for each class "B" share
                                        shall not exceed 115% of the reference
                                        price for class "A" subordinate shares.
                                        The "reference price" shall be as
                                        defined at article 187 of the regulation adopted pursuant to the Securities Act (Quebec) in force and effect as of the date hereof, or

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                                       - 5 -

                                        (C)     a bid made by any member of the
                                        Coutu Family to any other member of the
                                        Coutu Family;

                        (j) "person" shall mean a physical person, association, partnership, government or a body corporate;

                        (k) "body corporate" shall mean any entity with a legal personality, including partnerships and trusts, notwithstanding its place of business or form of incorporation;

                        (l) "majority shareholder" shall mean, from time to time, any holder of class "B" shares who, on such date, owns or controls, directly or indirectly, in any manner whatsoever (including, but without limitation, through bodies corporate or trust bodies or otherwise) outstanding shares of any class of the company which allows them to exercise more than 50% of the voting rights attached to outstanding shares of all classes of voting shares of the company as of such date.

                        Any notice, document or certificate which must be executed by the majority shareholder for the purposes of this article 2.4 shall be deemed properly executed provided that, on the date of execution of such notice, document or certificate, the relevant person owns or controls the majority of shares then held by the majority shareholder. Any such notice, document or certificate executed in such manner shall be binding upon all majority shareholders.

                2.4.2 Subject to the following sub-paragraphs of this article 2.4, where any bid is made, any class "A" subordinate share may be exchanged into a class "B" share commencing on the bid date, in the entire discretion of the holder, but solely for the purposes of allowing this holder to accept the bid.

                        The exercise of the exchange right attached to class "A" subordinate shares shall be subject to acceptance of the bid by the majority shareholder and such acceptance shall be deemed a condition precedent to the exchange.

                2.4.3 The exchange right with respect to class "A" subordinate shares provided for at this article 2.4.2 may be exercised by written notice delivered to the company at its head office or to the transfer agent for class "A" subordinate shares. For such purpose, delivery to any office of the transfer agent where the transfer of class "A" subordinate shares may be made shall be deemed valid. Such notice shall be accompanied by a certificate or certificates

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                                       - 6 -

                        representing the class "A" subordinate shares which the holder wishes to exchange for class "B" shares, and shall be executed by the holder or his representative, specifying the number of class "A" subordinate shares which the holder wishes to convert into class "B" shares. Where only some of the class "A" subordinate shares represented by a certificate accompanying the notice are marked for exchange, the holder shall receive, at company expense, a new certificate describing the class "A" subordinate shares in the certificate which were delivered in the foregoing manner, and which may not be exchanged.

                2.4.4 Where a holder of class "A" subordinate shares sends the notice of intent to exchange described at article 2.4.3, the transfer agent shall be deemed the agent of such holder for the purposes of the bid and for the purposes of taking any measures necessary to complete acceptance of the bid on behalf of such holder, subject to article
                        2.4.12. The execution of any acceptance form accompanying the bid by a holder of class "A" subordinate shares and proper delivery to the transfer agent, accompanied by any certificates representing such shares, shall be deemed valid delivery by such holder to the transfer agent of the notice of intent to exchange.

                2.4.5 Where any exchange of class "A" subordinate shares is made by a holder pursuant to article 2.4.2, the company shall ensure that the transfer agent issues a certificate representing class "B" shares resulting from such exchange in the name of such transfer agent.

                2.4.6 The right of any holder of class "A" subordinate shares to exchange his shares for class "B" shares pursuant to article 2.4.2 is deemed to have been exercised, and the holder of class "A" subordinate shares which are to be exchanged is deemed to be a holder of class "B" shares for the purposes of the bid, on the date of delivery of any certificate representing class "A" subordinate shares which are to be exchanged, accompanied by the written notice referred to at article 2.4.3, notwithstanding any delay in the issuance of any certificates representing class "B" shares for which such class "A" subordinate shares have been exchanged pursuant to the bid, subject to the other provisions of article 2.4.

                2.4.7 Following the issuance of a class "B" share certificate in the name of the transfer agent in his capacity as agent acting on behalf of any holder pursuant to article 2.4.5, the transfer agent may, in his discretion, or where applicable, further to the holder's written instructions, take any measures necessary to finalize acceptance of such bid on behalf of such holder, including filing such certificate and any other document required with the depository further to


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                                       - 7 -

                        terms of the bid. In this regard, the transfer agent may, in his discretion, make a notation on any such certificate or attach a written notice thereto stating that class "B" shares represented by such certificate are subject to certain limitations and conditions, i.e. those set forth at article 2.4.8, 2.4.9 and 2.4.10 hereof.

                2.4.8 Notwithstanding articles 2.4.2 to 2.4.7, where the transfer agent receives written notice from the majority shareholder prior to the expiration date of any bid stating that the majority shareholder does not intend to accept the bid,

                        (a) the exchange right described at article 2.4.2 shall be deemed never to have been exercised;

                        (b) the transfer agent shall no longer be deemed to be acting on behalf of class "A" subordinate shareholders for the purposes of accepting the bid;

                        (c) the class "A" subordinate shares exchanged for class "B" shares on or prior to such date shall be deemed never to have been exchanged and shall consequently continue to be deemed class "A" subordinate shares. This also applies to any shares already received and paid for by the offeror pursuant to terms of the bid; and

                        (d) the transfer agent shall take any necessary measures to ensure that any holders of the class "A" subordinate shares which are deemed never to have been exchanged shall receive any relevant certificates representing such class "A" subordinate shares and make the necessary entries in the company shareholders' register to give full and force and effect to the foregoing.

                2.4.9 In relation to any bid, where the offeror, for any reason whatsoever, does not take delivery of the shares described in the bid and does not pay the price therefor or, where the offeror accepts delivery of a lower number of shares deposited for purposes of acceptance of the bid and only pays for such reduced number, and notwithstanding the provisions of articles 2.4.2 to 2.4.7,

                        (a) the class "A" subordinate shares exchanged for class "B" shares for the purposes of the bid which have not been received and paid for shall be deemed never to have been exchanged into class "B" shares and shall continue to be deemed class "A" subordinate shares, and

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                                       - 8 -

                        (b) the transfer agent shall take any necessary measures to ensure that any deemed holders of class "A" subordinate shares which are deemed never to have been exchanged shall receive any certificates necessary representing class "A" subordinate shares and shall make all necessary and relevant entries in the company shareholders' register to give force and effect to the foregoing.

                2.4.10 Any class "B" shares resulting from the exchange of class "A" subordinate shares for the purposes of acceptance of a bid shall allow holders one vote per share, notwithstanding the provisions of 3.1. and shall be deemed to be class "A" subordinate shares, notwithstanding the exchange, with respect to the rights of holders to receive any dividend paid on shares of the company up until the date where the offeror has taken delivery and paid the bid price or, where applicable, after such date in the case of paid-up and delivered class "A" subordinate shares which fall within the scope of article 2.4.8.

                2.4.11 Any monies paid by an offeror for shares, and received by the transfer agent acting in his capacity as agent for holders of class "A" subordinate shares, shall be paid by the transfer agent to each class "A" subordinate shareholder based on a pro rata of shares held immediately prior to the exchange.

                2.4.12 Any holder class "A" subordinate shares shall be entitled to give written instructions to the transfer agent acting on his behalf to exercise any right of such holder in relation to the bid, including the right to withdraw securities deposited in response to the bid, or where applicable, the right to accept or refuse any subsequent bid placed following an initial bid.

                2.4.13 Any costs and expenses incurred by the transfer agent in the performance of the foregoing provisions shall be paid by the company.

                2.4.14 The transfer agent shall send written notice to holders of class "A" subordinate shares immediately following the bid date, which shall substantially reproduce the contents of articles 2.4.1 to 2.4.13. Such notice shall be accompanied by any other document or form which the company or transfer agent deems, in its discretion, useful or necessary for the purpose of allowing holders of class "A" subordinate shares to exercise their rights further to such provisions.

        2.5 RANK OF CLASS "A" SUBORDINATE SHARES - Class "A" subordinate shares shall take preference (i) for purposes of payment of dividends, after class "C"

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                                       - 9 -

                shares and shares of any other class ranking ahead of Class "A" subordinate shares, and PARI PASSU with class "B" shares (ii) for purposes of repayment of capital and the payment of any declared but unpaid dividend during any distribution further to liquidation or winding-up of the company, after class "C" shares and the shares of any other class ranking ahead of Class "A" subordinate shares and PARI PASSU with class "B" shares (iii) for purposes of dividing the remaining assets of the company in the event of liquidation or winding-up, PARI PASSU with class "B" shares.

        ARTICLE 3 - CLASS "B" SHARES

        The rights, privileges, conditions and limitations attached to class "B" shares are as follows.

        3.1 VOTING RIGHTS - Subject to the Act and the provisions hereof, the holders of class "B" shares shall be entitled to receive notices of meetings and to attend and vote at any annual or special shareholder meetings of the company. Each class "B" share shall confer upon its holder the right to 10 votes which may be exercised in person or by proxy, subject to article 2.4.10.

        In the event that the Coutu Family, as defined at article 2.4.1 (e) ceases to be the beneficial owner, directly or indirectly in any manner whatsoever, (including, without restricting the generality of the foregoing, through bodies corporate, trusts or otherwise) of outstanding shares in the company of any class whatsoever which allows it to exercise more than 50% of the voting rights attached to the outstanding shares of all classes of voting shares in the share capital of the company, all class "B" shares shall immediately cease to carry 10 votes per share and each class "B" share as of such date shall only carry one vote per share, the whole without any further formal requirement or measure to be taken by the company.

        3.2 DIVIDENDS - Subject to the preference rights of holders of class "C" shares and shares of any other class ranking ahead of class "B" shares with respect to dividends, and subject to the rights of holders of restricted class "A" shares described hereinafter, the holders of class "B" shares shall be entitled to receive and the company may declare and pay out a dividend on such shares out of company funds properly allocated to the payment of dividends, upon resolution by the board of directors of the company. The rate of such dividend shall be determined by the board of directors. Cheques issued by the company or its duly appointed agent for such purpose, drawn from a bank listed at schedule A or schedule B of the Bank Act, and payable at any branch of such bank within Canada, shall be issued in payment of such dividends to the holders of class "B" shares entitled thereto. The posting of these cheques shall release and discharge

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                                      - 10 -

                the company from any liability in relation to such dividends up to the amount of any sums represented thereby, unless these cheques are not honoured upon presentation. Subject to any relevant law to the contrary, the amount of any dividend represented by cheque which has not been presented for payment within six years following its issue or which otherwise remains unclaimed for a period of six years commencing on the date when it was declared payable and allocated for payment, shall revert to the company.

                No dividend shall be declared payable on class "B" shares unless a dividend of an equal amount per share has been simultaneously declared and paid in relation to class "A" subordinate shares, which at such time are issued and outstanding.

        3.3 EXCHANGE RIGHT - In accordance with this article 3, the holder of any class "B" shares shall be entitled, in his discretion and from time to time, to exchange all or some of the class "B" shares which he holds for class "A" subordinate shares which are fully paid-up and not subject to call as follows, i.e. (1) one class "A" subordinate share for each class "B" share exchanged.

                (a) The exercise of this exchange right shall be subject to approval, where required, at the time of the exchange by any stock exchange where class "A" subordinate shares are listed in addition to the approval of any securities commission or other similar body whose approval is required.

                (b) The exchange of one or more class "B" shares into class "A" subordinate shares shall be made by delivery of certificates representing the class "B" shares exchanged, by their respective holders at any time during normal business hours, (i) to any office of any transfer agent of the company where class "B" shares may be transferred or, where there is no transfer agent,
                (ii) at the head office of the company, addressed to the secretary of the company and in any event accompanied by a written document confirming receipt in a form deemed satisfactory by the company, duly executed by the registered holder of class "B" shares exchanged or by proxy duly authorised in writing (the authenticity of the aforesaid signature shall be certified in the form and manner required by the board of directors at the relevant time). Further to such document, the class "B" shareholder shall elect to exchange all or solely some of the class "B" shares registered in his name. Where a holder elects to exchange solely a portion of the class "B" shares registered in his name, the company shall issue and deliver or ensure that such delivery be made to such holder, at company expense, of a new certificate representing the class "B" shares which have not yet been included as part of the exchange.

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                                      - 11 -

                (c) As soon as practicable after delivery of any class "B" share intended for purposes of exchange as provided for hereunder, the company shall issue and deliver or shall ensure that delivery be made to the holder of class "B" shares so delivered, one or more certificates issued in his name or any other name which may be disclosed to the company by such holder, representing the number of class "A" subordinate shares fully paid-up and not subject to call, to which this holder is entitled further to the exchange. This exchange shall be deemed made at the closing time for business on the date where the certificates representing the exchanged class "B" shares shall have been delivered for purposes of exchange. Where upon such date the authorisations referred to at article 3.3 (a) have yet to be obtained, the rights of a class "B" shareholder as a holder of such shares shall cease upon the date the authorizations are granted, such that the person entitled to receive the restricted class "A" shares further to the exchange shall be deemed for all purposes to be the registered holder of such class "A" subordinate shares at such time.

                (d) The registered holder of class "B" shares on the reference date elected by the company for the purposes of determining class "B" shareholders entitled to receive dividends declared on such class "B" shares shall be entitled to receive such dividend notwithstanding the fact that the class "B" shares which he holds have been exchanged for class "A" subordinate shares in accordance with the foregoing terms and conditions, after the reference date but prior to the date of payment of such dividend. Furthermore, the holders of class "A" subordinate shares issued further to the exchange shall be entitled to rank PARI PASSU with the registered holders of any other class "A" subordinate share in connection with any dividends declared payable to holders of class "A" subordinate shares registered on the relevant reference date, provided always that such reference date is later than the exchange date.

                (e) No subdivision or consolidation of (i) class "A" subordinate shares or (ii) class "B" shares may be carried out, unless, as the case may be (i), class "B" shares or (ii) class "A" subordinate shares are subdivided or consolidated in an identical manner.

                (f) The issue of certificates representing class "A" subordinate shares issued further to a class "B" share exchange into class "A" subordinate shares shall be subject to no charge to holders of class "B" shares carrying out such exchange. However, the company shall not be liable nor subject to pay any taxes which may be imposed upon the person receiving such class "A" subordinate shares issued further to the exchange.

                (g) Any and all class "B" shares exchanged into class "A" subordinate shares further to the foregoing provisions shall be cancelled.

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                                      - 12 -

                (h) At the time of the exchange, the issued and paid-up share capital account kept for class "B" shares shall be reduced and the issued and paid-up share capital account for class "A" subordinate shares shall be increased in amounts equal to the result obtained by dividing (i) the product obtained by multiplying the amount appearing in the issued and paid-up share capital account kept for class "B" shares, by the number of class "B" shares exchanged by (ii) the aggregate number of issued and outstanding class "B" shares immediately prior to such exchange.

        3.4 LIQUIDATION; WINDING-UP - In the event of liquidation or winding-up of the company, whether voluntary or forced, or any other distribution of assets of the company among shareholders for the purposes of winding up the company business, class "B" shareholders shall be entitled to receive, in proportion to the number of class "B" shares which they respectively hold, and after payment by the company to class "C" shareholders and shareholders of any other class ranking ahead of class "B" shareholders for purposes of division of company assets further to liquidation or winding-up, any sums declared payable in accordance with the following terms, for each class "B" share:
                (i) an amount equal to the average, per class "B" share, of amounts allocated to the issued and outstanding share capital account kept for class "B" shares, in addition to, based on the number of class "B" shares which they respectively hold, (ii) any dividends declared on class "B" shares which remain unpaid at the time of distribution.

                        Furthermore, class "B" shareholders and class "A"
                subordinate shareholders shall be entitled to share and share alike, pari passu, the remaining assets of the company without preference or distinction, in proportion to the number of shares which they respectively hold.

        3.5 RANK OF CLASS "B" SHARES - Class "B" shares shall take preference (i) for purposes of payment of dividends, after class "C" shares and shares of any other class ranking ahead of class "B" shares, and PARI PASSU with class "A" subordinate shares
                (ii) for purposes of repayment of capital and the payment of any declared but unpaid dividend during any distribution further to liquidation or winding-up of the company, after class "C" shares and the shares of any other class ranking ahead of class "B" shares and PARI PASSU with class "A" subordinate shares (iii) for purposes of dividing the remaining assets of the company in the event of liquidation or winding-up, PARI PASSU with class "A" subordinate shares.

        3.6     ISSUANCE OF CLASS "B" SHARES -

                3.6.1 Where any class "B" shares remain outstanding, the company may only issue class "A" subordinate shares provided the holders of class "B" shares consent thereto by special resolution (as defined at article 3.6.5), unless at the time of issuance and in the manner


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                                      - 13 -

                        determined by the board of directors, class "B" shareholders are granted the option to subscribe in proportion to the number of class "B" shares they respectively hold (but not including fractions, subject however to article 3.6.2), to a number of class "B" shares such that, were class "B" shareholders to subscribe to all class "B" shares to which they are entitled, the percentage of voting rights attached to issued and outstanding class "B" shares immediately after such subscription, expressed as a ratio of aggregate voting rights attached to all issued and outstanding shares immediately following the issuance of class "A" subordinate shares, would remain the same as immediately prior to such issuance, failing which compensation for each class "B" share shall be paid which is equal to the amount that the company has paid into the issued and paid-up share capital account kept for class "A" subordinate shares for each of the class "A" subordinate shares which it issues at such time.

                3.6.2 The right to subscribe to class "B" shares in accordance with article 3.6.1 may not be assigned, except between holders of class "B" shares at the time any bid is made pursuant to article 3.6.1.

                3.6.3 In the event of issuance of class "A" subordinate shares further to the exercise of options or subscription rights granted by the company, the latter shall offer such subscription rights to the class "B" shareholders referred to at article 3.6.1 upon expiration of the stipulated period to exercise such options or subscription rights. The compensation payable for the issuance of each class "B" share shall consequently be equal to the amount the company pays into the issued and paid-up share capital account reserved for class "A" subordinate shares as compensation for each class "A" subordinate shares issued further to the exercise of such options or subscription rights.

                3.6.4   The right to subscribe to class "B" shares further to
                        article 3.6 shall, however, not apply to the issuance of class "A" subordinate shares:

                        (a)     as share dividends;

                        (b)     solely to employees of the company; or

                        (c) further to the exchange of class "B" shares for class "A" subordinate shares pursuant to article 3.3.

                3.6.5 For the purposes of article 3.6.1, the expression "special resolution" shall mean a resolution adopted by at least two thirds

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                                      - 14 -

                        (2/3) of the votes expressed at a meeting of class "B" shareholders duly convened for such purpose. The formalities to observe with respect to service of the notice of meeting of class "B" shareholders, in addition to the conduct of the meeting and quorum requirements shall comply with the company by-laws governing special shareholder meetings.

        ARTICLE 4 - CLASS "C" SHARES

        The rights, privileges, conditions and limitations attached to class "C" shares as a class are as follows.

        4.1 ISSUANCE IN SERIES - (a) Subject to the provisions of the Act, class "C" shares may, from time to time, be issued in one or more series. The board of directors may from time to time, in their entire discretion, prior to share issuance, determine the number and the description of shares of each series of class "C" shares in addition to the rights, privileges, conditions and limitations attached to the shares of any such series of class "C" shares, including, without restricting the generality of the foregoing (i) the rate and amount of such dividends, the date and place for payment of such dividends, and the date commencing upon which such dividends shall carry interest (ii) the rate or the amount of the premium payable to their respective holders in the event of purchase or redemption, and the date commencing upon which shares of a series may be subject to redemption, in addition to the method of purchase or redemption (iii) the conditions applicable to any share purchase options programme in relation to one or more series (iv) the conditions applicable to any sinking fund created for the benefit of shareholders of one or more series (v) the description of shares within any given series (vi) the share exchange rights applicable to any particular series of shares or any other series or other class of shares of the share capital of the company.

                (b) The rights, privileges, conditions and limitations attached to each class "C" share series shall be determined, for each series, by resolution of the board of directors, who may create such series prior to the issuance of any class "C" share of any such series. The issuance of class "C" shares shall be subject to approval by board of directors' resolution evidenced by a certificate of amendment referring to the amendment which creates the share series. Any such resolution of the board of directors shall not be subject to ratification by the shareholders.

                (c) Notwithstanding any provision to the contrary contained herein, any share of any class "C" share series shall carry the same voting rights, conditions and limitations with respect to voting.

                (d) Notwithstanding any contrary provision contained herein, where amounts payable as dividends, repayment of capital or premium on the repayment of capital are not paid in full, the shares of all "C" class series shall participate in the amounts payable proportionately to the sums which would be payable in the event of full payment.

        4.2 VOTING RIGHTS - Subject to the provisions of the Act, class "C" shareholders as a class are not entitled to receive notices of meetings nor to assist or vote at either annual or special shareholders' meetings of the company .

        4.3 RANK OF CLASS "C" SHARES WITH RESPECT TO DIVIDENDS - Class "C" shares shall take preference as a class with respect to the payment of dividends, ahead of class "A" subordinate shares, ahead of class "B" shares and ahead of shares of any other class which ranks after class "C" shares with respect to dividends and each series shall rank PARI PASSU with any other series for the purpose of receiving dividends.

        4.4 RANK OF CLASS "C" SHARES IN THE EVENT OF LIQUIDATION OR WINDING-UP - Class "C" shares as a class shall take preference with respect to repayment of the capital and payment of any declared dividend which remains unpaid at the time of distribution, in the event of liquidation or winding-up, ahead of class "A" subordinate shares, ahead of class "B" shares and ahead of shares of any other class ranking after class "C" shares. The shares of this series shall rank PARI PASSU with shares of any other class "C" share series.

        4.5 LIQUIDATION; WINDING-UP - In the event of either voluntary or forced liquidation or winding-up of the company business, or any other division of assets of the company among its shareholders for the purposes of liquidating its business, the holders of class "C" shares as a class shall be entitled to receive, prior to any distribution of assets of the company to holders of class "A" subordinate shares, class "B" shares or shares of any other class ranking after class "C" shares with respect to distribution of company assets in the event of liquidation or winding-up, sums which are due and owing to them pursuant hereto, a sum equal to the issue price of such shares or, where such shares are redeemable, a sum equal to the redemption price in force and effect at the time of distribution and (i) in the case of any class "C" cumulative share dividends remaining unpaid (whether declared or not) up until the date of distribution or (ii) in the case of non-cumulative class "C" share dividends, any and all non-cumulative declared dividends which remain unpaid as of the date of distribution.

                Class "C" shares do not grant holders any other right to participate in the profits or assets of the company.

        4.6     CREATION OR ISSUANCE OF ADDITIONAL SERIES-
                Further to the creation or issuance of an initial series of class "C" shares, the board of directors of the company may not create or issue any further class "C" shares series unless, on the date of creation or issuance as the case may be, (i) any and all cumulative dividends payable up until the most recently completed financial period inclusively has been declared and paid or earmarked for payment to each series of issued and outstanding class "C" cumulative dividend shares and (ii) any non-cumulative declared and unpaid dividends have been paid or earmarked for payment with respect to any non-cumulative dividend class "C" share series which are issued and outstanding.

        4.7 OTHER TERMS AND CONDITIONS - Upon creation of any class "C" share series, the board of directors may grant to any such series any other right, privilege, condition or limitation which they deem appropriate and which is not contrary to the rights, privileges, conditions and limitations attached to any class "C" shares as a class.

        ARTICLE 5 - AMENDMENT TO THE ARTICLES

        5.1 AMENDMENT - Shareholders of any class or, subject to article 5.5, of the series, are entitled to vote separately with respect to proposed amendments to the articles of the company for the following purposes:

                (a) change the maximum authorised number of shares of such class and to increase the maximum authorised number of shares of any other class which grants rights or privileges which are equal or superior;

                (b) have exchanged, re-classified or cancelled all or some of the shares of such class in a prejudicial manner;

                (c) extend, modify or repeal rights, privileges, conditions or limitations attached to the shares of such class, including but not limited to,

                (i) revoking or amending the right to accumulated or cumulative dividends in a prejudicial manner,

                (ii) extending, revoking or amending redemption rights in a prejudicial manner,

                (iii) reducing or revoking a preference related to dividends or liquidation, or

                (iv) extending, revoking or modifying in a prejudicial manner rights related to conversion, options, voting rights, transfers, pre-emptive or acquisition rights of securities or provisions related to sinking funds;

                (d) increase rights or privileges of shares of another class which grants rights or privileges equal to or superior to those of such class;

                (e) create a new share class which is equal or superior to those of such class;

                (f) render equal or superior to shares of such class the shares of a class which grants lesser rights or privileges;

                (g) have exchanged in a prejudicial manner all or some of the shares of another class against shares of such class and create a right for such purpose; or

                (h) restrict the issuance, transfer or ownership of shares of such class or modifying or revoking such restrictions.
        5.2 VOTING RIGHTS - Article 5.1 shall apply even where shares of the class grant no voting rights further to company articles, as amended from time to time. Where a meeting of shareholders of a specific class is held pursuant to article 5, the shareholders of a class entitled to vote pursuant to article 5 shall have one vote per share.

        5.3 SEPARATE RESOLUTIONS - The adoption of any amendment to the articles under article 5.1 is subject to approval by separate resolution voted by shareholders of each class entitled to vote pursuant to article 5.1. Any approval of the holders of any class of shares which is required pursuant to the provisions of article 5 shall be deemed to have been validly given where it is contained in a resolution adopted by at least three quarters (3/4) of the votes expressed at a special meeting of shareholders of such class, convened for such purpose by at least fourteen (14) days notice, and where the holders of at least five percent (5%) of outstanding shares of such class are present in person or represented by proxy, constituting thereby the quorum. If the holders of at least five percent (5%) of outstanding shares of such class are not present or represented by proxy thirty (30) minutes after the time scheduled for the meeting, the meeting shall be adjourned to a later date which falls at least five days later and at least two days prior notice of such adjourned meeting shall be given. At any such adjourned meeting, the holders of such shares in such class present in person or represented by proxy may transact business for which the meeting was initially convened and a resolution adopted by such meeting by at least three quarters (3/4) of votes expressed shall constitute approval of the holders of such class of shares mentioned hereinabove for the purposes of article 5, whether the quorum referred to SUPRA is present or not at the time of the adjourned meeting. Any approval granted in accordance with the provisions of this article 5.3 shall bind all holders of any such share class.

        5.4     EFFECT OF APPROVAL - The procedure provided for at articles 5.1,
                5.2 and 5.3 shall be deemed a compromise or arrangement and allow the filing of articles of amendment without any further requirement to satisfy formalities set forth in the Act which relate to compromises and arrangements.

        5.5 VOTING BY SERIES - The holders of shares of any given series shall not be entitled to vote separately, as provided under article 5, except with respect to draft amendments described above which affect that particular series and not the class as a whole.

        ARTICLE 6 - CONVERSION OF COMMON SHARES

        Any and all common shares of the share capital of the company which are issued and outstanding immediately prior to these articles of amendment, i.e. 1,000,000 shares, are hereby converted into 20,000,000 class "B" shares of the share capital of the company, i.e. 20 class "B" shares for each common share, such class "B" shares having the rights and privileges and being subject to the conditions and limitations described in the foregoing articles.

        ARTICLE 7 - CANCELLATION OF SHARES

        Any and all common shares of the share capital of the company which have not been issued immediately prior to these articles of amendment are hereby cancelled."

III. Article 6 of the articles of continuance of the company entitled "Restrictions on share transfers, where applicable", and Schedule II which form an integral part of the articles of continuance of the company are hereby replaced by the following:

        "There are no restrictions to transfers of shares of the share capital of the company".

IV. Article 8 of the articles of continuance of the company entitled "Other provisions" and Schedule III which form an integral part of the articles of continuance of the company are hereby amended by the repeal of paragraphs 1 and 2 of Schedule III. Schedule III hereinafter shall only be comprised of paragraph 3.

[logo]  Government of Quebec                          CERTIFICATE OF CONTINUANCE
        INSPECTOR GENERAL                             Companies Act
        OF FINANCIAL INSTITUTIONS                     (R.S.Q., c. C-38)

                                                      Part IA


                        I hereby certify that the company

                        SERVICES FARMICO INC.


                        has continued its existence under Part IA of the Companies Act, as indicated in the articles of continuance attached herewith.

                        Dated 1986 01 27


[seal +logo]
Government of Quebec                                [signed] Jean-Marie Bouchard
INSPECTOR GENERAL OF                 Inspector General of Financial Institutions
FINANCIAL INSTITUTIONS

[logo]  Government of Quebec
        INSPECTOR GENERAL
        OF FINANCIAL INSTITUTIONS

                                                         Form 7
                                                         ARTICLES OF CONTINUANCE
                                                         Companies Act
                                                         Part 1A

1  Name or enterprise number

SERVICES FARMICO INC.

2  Judicial district in      3  Precise number or   4  Effective date if later
Quebec where the head        minimum and maximum    than that on which the
office is to be situated     number of directors    documents are filed

     Longueuil             one (1) to fifteen (15)

5  Share capital description

See Schedule I forming an integral part of this Form 7.

6  Restrictions on the transfer of shares, if applicable

See Schedule II forming an integral part of this Form 7.

7  Limits on activity, if applicable

None

8  Other provisions

See Schedule III forming an integral part of this Form 7.

9 Name (or enterprise number) prior to the continuance, if different than the one mentioned in section 1.


Signature of                                Function of
authorised director   [signed] Jean Coutu   signatory     President and Director
                    ----------------------               -----------------------
                          Jean Coutu

________________________________________________________________________________
For official use only                                                  1331-7425

[logo]
Government of Quebec
Filed on
1986-01-27
Inspector General of Financial Institutions


C-217 (83-04)

                                   SCHEDULE I

5 - SHARE CAPITAL DESCRIPTION

[Schedule I to the articles of continuance - Form 7 (Part 1A of the Companies
Act) of SERVICES FARMICO INC.]

An unlimited number of common shares without par value, of which one million [1 000 000] common shares of the share capital of the Company are issued and outstanding.

COMMON SHARES

The common shares shall have the following rights and privileges and shall be subject to the following conditions, restrictions and limitations:

1. The holders of common shares shall have the right to receive notices of meetings and to attend and vote at all meetings of the shareholders of the Company and each common share shall confer to its holder the right to one (1) vote to be exercised in person or by proxy at all meetings of the shareholders of the company.

2. The holders of common shares shall be entitled to receive each year, at the discretion of the directors, dividends which may be paid in monies or in property or by the issue of fully paid shares of the Company, at the discretion of the directors.

3. In the event of the dissolution or liquidation of the Company or other distribution of its assets, intentional or forced, the holders of common shares shall be entitled to receive the remaining assets of the Company, in proportion to the number of shares which they respectively hold.

                                   SCHEDULE II

6 - RESTRICTIONS ON THE TRANSFER OF SHARES

[Schedule II of the articles of continuance - Form 7 (Part 1A of the Companies
Act) of SERVICES FARMICO INC.]

No shares of the Company shall be transferred or assigned without the consent of the majority of the directors, expressed and certified by a resolution appearing on record of the Board of directors.

                                  SCHEDULE III

8 - OTHER PROVISIONS

[Schedule III of the articles of continuance - Form 7 (Part 1A of the Companies
Act) of SERVICES FARMICO INC.]

1. The number of the Company's shareholders shall be limited to fifty (50), not including persons who are or were in the employment of the Company or of a subsidiary of the Company, two (2) or more persons holding one
        (1) or more shares jointly being counted as a sole shareholder.

2. Any invitation to the public for the subscription or the offering of securities issued by the Company is prohibited.

3.      When they deem it necessary, the directors of the Corporation may:

        (a)     borrow money upon the credit of the Company;

        (b) issue bonds or other securities of the Company and pledge or sell them at prices and for amounts deemed appropriate;

        (c) notwithstanding the provisions of the Civil Code, mortgage, hypothecate or pledge any movable or immovable property, present or future, of the Company, to secure the payment of the said bonds or other securities, or provide a part only of the guarantees for the same purposes; and establish the mortgage, hypothec or pledge mentioned above by way of a trust deed, in accordance with the provisions of the Special Corporate Powers Act (R.S.Q. 1977, c. P-16), or in any other way permissible by law in Canada or in one of its provinces; and

        (d) mortgage or hypothecate the immovables or pledge or otherwise charge the movable property of the Company, or give guarantees to secure the payment of the loans made in a manner other than by the issue of bonds, as well as the payment or performance of any other debt, contract or undertaking of the Company.

The directors of the Company may, by resolution or by-law, delegate the powers referred to in the preceding subparagraphs to any director or officer of the Company, to such extent and in such manner as may be set out in the resolution or by-law.